Table
of
Contents
Coronado Global Resources
Inc.
Form
10-Q June
30, 2026
1
EXHIBIT 31.1
CERTIFICATION
I, Barend
J. van
der Merwe,
certify
that:
1. I have
reviewed
this quarterly
report
on Form
10-Q of
Coronado
Global
Resources
Inc.;
2. Based
on my
knowledge,
this report
does not
contain
any
untrue
statement of
a material fact
or omit
to state
a
material
fact
necessary
to
make
the
statements
made,
in
light
of
the
circumstances
under
which
such
statements
were made,
not misleading
with respect
to
the period
covered
by
this report;
3. Based on
my knowledge,
the financial
statements, and
other financial
information
included in this
report, fairly
present
in all
material
respects
the financial
condition,
results of
operations
and
cash
flows
of
the registrant
as
of,
and for,
the periods
presented
in this
report;
4. The registrant’s other certifying
officer and I are
responsible for establishing
and maintaining disclosure controls
and procedures
(as defined
in Exchange
Act
Rules 13a-15(e) and
15d-15(e)) for
the registrant
and have:
(a) designed
such
disclosure
controls
and
procedures,
or
caused
such
disclosure
controls
and
procedures
to
be
designed
under
our
supervision,
to
ensure
that
material
information
relating
to
the
registrant,
including
its
consolidated
subsidiaries,
is made
known
to
us by
others
within
those
entities,
particularly
during the
period
in which this
report
is being
prepared;
(b) designed
such internal
control
over financial
reporting,
or caused
such internal
control
over financial
reporting to
be designed
under our supervision,
to provide
reasonable assurance regarding
the reliability
of financial reporting and the preparation
of financial statements
for external purposes
in accordance with
generally
accepted
accounting
principles;
(c) evaluated
the effectiveness
of
the registrant’s
disclosure
controls
and
procedures
and
presented
in
this report
our conclusions
about
the effectiveness
of
the disclosure controls
and procedures,
as of
the
end of
the period
covered
by
this report
based
on such
evaluation;
and
(d) disclosed
in this
report
any
change
in
the
registrant’s
internal
control
over
financial
reporting
that
occurred during the
registrant’s most recent
fiscal quarter (the registrant’s
fourth fiscal quarter in the case
of an annual report) that has materially affected,
or is
reasonably likely to materially
affect,
the
registrant’s
internal control
over financial
reporting;
and
5. The registrant’s
other certifying
officer(s)
and I have disclosed,
based on our most
recent evaluation of internal
control
over financial
reporting,
to the
registrant’s
auditors
and
the audit
committee
of
the registrant’s
board of
directors
(or persons
performing
the equivalent
functions):
(a) All significant
deficiencies
and material weaknesses in the design
or operation of
internal control over
financial
reporting
which
are
reasonably
likely
to
adversely
affect
the
registrant’s
ability
to
record,
process,
summarize and report
financial
information;
and
(b) Any
fraud,
whether
or
not
material,
that
involves
management
or
other
employees
who
have
a
significant
role in the registrant’s
internal control
over financial
reporting.
Date:
August
10,
2026.
/s/
Barend J.
van der Merwe
Barend
J. van
der Merwe
Chief Executive
Officer
and Managing
Director